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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2013

Total System Services, Inc.
(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One TSYS Way, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (706) 649-2310

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        On May 8, 2013, Total System Services, Inc. ("TSYS") filed a Current Report on Form 8-K (the "Original Form 8-K") to file certain financial information related to TSYS' acquisition of NetSpend Holdings, Inc. ("NetSpend") so that, among other purposes, such financial information is incorporated by reference into TSYS' registration statements filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Current Report on Form 8-K/A is being filed solely to amend Item 9.01 of the Original Form 8-K to attach the following, which was previously incorporated by reference into the Original Form 8-K:

  •
  pertinent pages of NetSpend's Annual Report on Form 10-K, filed with the SEC on February 22, 2013, including the audited consolidated financial statements of NetSpend, including its consolidated balance sheets as of December 31, 2012 and 2011, its consolidated statements of operations, comprehensive income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2012, the related financial statement schedule II, the related notes and the report of independent registered public accounting firm related thereto; and

  •
  pertinent pages of NetSpend's Quarterly Report on Form 10-Q, filed with the SEC on May 3, 2013, including the unaudited condensed consolidated financial statements of NetSpend, including its consolidated balance sheets as of March 31, 2013 and December 31, 2012, its consolidated statements of operations, comprehensive income, changes in stockholders' equity, and cash flows for the three months ended March 31, 2013 and 2012 and the related notes.

        The consent of KPMG LLP, the independent registered public accounting firm, related to Exhibit 99.1 is filed as Exhibit 23.1 to this Form 8-K/A.

        Except as described above, this Form 8-K/A does not modify or update the Original Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1
The audited consolidated financial statements of NetSpend Holdings, Inc. as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012, included in the Annual Report on Form 10-K of NetSpend Holdings, Inc. for the year ended December 31, 2012, filed with the SEC on February 22, 2013.
99.2
The unaudited condensed consolidated financial statements of NetSpend Holdings, Inc. as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012, included in the Quarterly Report on Form 10-Q of NetSpend Holdings, Inc. for the quarter ended March 31, 2013 filed with the SEC on May 3, 2013.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Date: May 21, 2013	By:	/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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 EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of KPMG LLP.
99.1
The audited consolidated financial statements of NetSpend Holdings, Inc. as of December 31, 2012 and 2011 and for each of the years in the three-year period ended December 31, 2012 included in the Annual Report on Form 10-K of NetSpend Holdings, Inc. for the year ended December 31, 2012, filed with the SEC on February 22, 2013.
99.2
The unaudited condensed consolidated financial statements of NetSpend Holdings, Inc. as of March 31, 2013 and December 31, 2012 and for the three months ended March 31, 2013 and 2012 included in the Quarterly Report on Form 10-Q of NetSpend Holdings, Inc. for the quarter ended March 31, 2013 filed with the SEC on May 3, 2013.

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EXPLANATORY NOTE
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX